Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 18 - Commitments and Contingencies

Litigation

Certain conditions may exist as of the date the condensed consolidated financial statements are issued which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company, or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims, as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable, but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed, unless they involve guarantees, in which case the guarantees would be disclosed. There can be no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

During the year ended December 31, 2011, a judgment in the amount of $936,000 was levied against Sysorex Arabia in favor of Creative Edge, Inc. in connection with amounts advanced for operations. Of that amount, $214,000 has been repaid, and the remaining $722,000 has been accrued and is included as a component of liabilities held for sale as of September 30, 2017 and December 31, 2016 in the condensed consolidated balance sheets.

On May 30, 2017, HP Inc. (“HP”) filed a complaint in the Marin County Superior Court, California, against Inpixon USA for goods sold and delivered, account stated, and quantum meruit. The complaint alleges that Inpixon USA had purchased HP’s products on credit, which led to an unpaid balance in the sum of $744,184.12 as of December 13, 2016. The complaint further alleges that although Inpixon USA entered into two payment agreements with HP and made partial payments, it defaulted under the payment program and the unpaid amount totaled $636,046.60 as of January 17, 2017. In the complaint, HP demands that Inpixon USA pay damages in the principal amount of $636,046.60 plus any interest accruing from and after January 17, 2017 at the rate of 10% per annum. On the same day of filing the complaint, HP also applied for a right to attach order and order for issuance of writ of attachment from the court to prevent Inpixon USA from dissipating assets prior to the time of judgement. Inpixon USA and HP Inc. settled this matter on November 9, 2017 and the case is in the process of being dismissed. The liability has been accrued and is included as a component of accounts payable as of September 30, 2017 and December 31, 2016 in the condensed consolidated balance sheets.

On August 10, 2017, Embarcadero Technologies, Inc. (“Embarcedero”) and Idera, Inc. (“Idera”) filed a complaint in the U.S. Federal District Court for the Western District of Texas against Inpixon Federal, Inc. (“Inpixon”) and Integrio Technologies, LLC (“Integrio”) for failure to pay for purchased software and services pursuant to certain reseller agreements. The complaint alleges that Inpixon entered into an agreement with Integrio to acquire certain assets and assume certain liabilities of Integrio and are therefore responsible for any amounts due. In the complaint, Embarcadero and Idera demand that Inpixon and Integrio pay $1,100,000.00 in damages. The liability has been accrued and is included as a component of accounts payable as of September 30, 2017 and December 31, 2016 in the condensed consolidated balance sheets.

Note 27 — Commitments and Contingencies

Operating Leases

The Company leases facilities located in California, Washington State, Oregon, Virginia, Maryland, Hawaii, and Canada for its office space under non-cancelable operating leases that expire at various times through 2022. The total amount of rent expense under the leases is recognized on a straight-line basis over the term of the leases. As of December 31, 2016 and 2015, deferred rent payable was $139,000 and $135,000, respectively. Rent expense under the operating leases for the years ended December 31, 2016 and 2015 was $1.4 million and $1.4 million, respectively. The Company receives rental income from subleasing the Maryland office space. The rental income is recorded as a contra account to rent expense.

Future minimum lease payments under the above operating lease commitments at December 31, 2016 are as follows (in thousands):

For the Years Ending December 31,	Operating Lease Amounts	Sublease Income	Minimum Payments
2017	$1,427	$(129)	$1,298
2018	1,161	(129)	1,032
2019	658	—	658
2020	490	—	490
2021	444	—	444
Thereafter	55	—	55
Total	$4,235	$(258)	$3,977

Litigation

Certain conditions may exist as of the date the consolidated financial statements are issued which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company, or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims, as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable, but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed, unless they involve guarantees, in which case the guarantees would be disclosed. There can be no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

During the year ended December 31, 2011, a judgment in the amount of $936,000 was levied against Sysorex Arabia LLC in favor of Creative Edge, Inc. in connection with amounts advanced for operations. Of that amount, $214,000 has been repaid, and the remaining $722,000 has been accrued and is included as a component of liabilities held for sale as of December 31, 2016 and 2015 in the consolidated balance sheets.

Employee Benefit Plans

On January 1, 2015 all of the defined contribution retirement plans were merged into one plan under Inpixon (“The Inpixon 401(k) Plan”). The Inpixon 401(k) Plan covered all of its eligible employees after their completion of six months of service and upon attaining the age of 21. The Inpixon 401(k) Plan provides that employees can contribute a percentage of their compensation limited to amounts prescribed by the Internal Revenue Service, adjusted annually. Matching contributions are made at the discretion of management. No employer-matching contributions were made to the Inpixon 401(k) Plan for the years ended December 31, 2016 or 2015.

Contingent Consideration

Under the terms of the Lilien Asset Purchase Agreement, the Company was liable for the payment of additional cash consideration to the extent that the recipients of the 200,000 shares of the Company’s common stock receive less than $6.0 million from the sale of those shares, less customary commissions, on or before March 20, 2015. This obligation expired on March 31, 2015 with no payment from the Company required.

Under the terms of the AirPatrol Agreement and Plan of Merger (the “AirPatrol Agreement”), the AirPatrol Merger Consideration also includes an earn-out, half of the value of which shall be in stock and the other half in cash (unless otherwise agreed or required pursuant to the AirPatrol Agreement) payable to the former stockholders of AirPatrol in 2015 in accordance with the following formula: if for the five quarter period ending March 31, 2015, AirPatrol Net Income meets or exceeds $3.5 million, the Company shall pay to the former AirPatrol stockholders an earn-out payment equal to two times AirPatrol Net Income, provided that the total earn-out payment shall not exceed $10,000,000. AirPatrol did not meet or exceed the required threshold and nothing is owed for the earn-out.

Under the terms of the Integrio Technologies Purchase Agreement, the Integrio acquisition consideration includes up to an aggregate of $1,200,000 in earnout payments, of which up to $400,000 shall be payable to the seller per year for the three years following the Closing. The present value of the expected earnout payment has been calculated by the Company as $1,078,000. The Company also may pay up to an additional $170,000 in commissions on the Integrio acquisition based on the earnout earned by the seller.

Quasi-Reorganization

On June 30, 2009, Sysorex Government Services, Inc., in connection with the Company’s expansion into the government services industry, performed a deficit reclassification quasi-reorganization whereby $2,441,960 of the Company’s accumulated deficit was reduced by a transfer from the Company’s additional paid in capital. Therefore, the Sysorex Government Services’ portion of Retained Earnings on the balance sheet are those Retained Earnings accumulated since July 1, 2009.